UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

250 West 57th St. Associates L.L.C.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-02666

A New York Limited Liability Company	13-6084254
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Grand Central Place, 60 East 42nd Street, New York, New York 10165

(Address of principal executive offices, including zip code)

(212) 687-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Written consent to the following three proposals by participants in 250 West 57th St. Associates L.L.C. (the “Company”) was solicited by the supervisor of the Company: (i) a proposal to approve a consolidation transaction, (ii) a third-party portfolio proposal and (iii) voluntary pro rata reimbursement for litigation and arbitration costs. The solicitation period for the proposals was terminated on June 17, 2013 at 11 AM.

Each proposal is described in detail in the prospectus/consent solicitation statement of Empire State Realty Trust, Inc. dated January 21, 2013, as supplemented, which was filed with the Securities and Exchange Commission.

The approval of the consolidation proposal and the third-party portfolio proposal was previously reported in a Form 425 filed on June 12, 2013. A Form 8-K for 60 East 42nd St. Associates L.L.C. is being filed today, reporting its voting results on conclusion of its buyout period, and this Form 8-K is being filed simultaneously with it. A Form 8-K for Empire State Building Associates L.L.C. will be filed reporting its voting results on conclusion of its buyout period.

The following provides detail as to the final results on the proposals submitted to participants in the Company, as certified by Corporate Election Services, the Inspector of Election.

1. The proposal to approve the consolidation transaction.

The results are as follows:

	FOR	AGAINST	ABSTAIN
Group 001	348,750.00 - 96.9%	6,250.00 - 1.5%	0.00 - 0.0%
Group 002	333,333.33 - 92.6%	17,500.00 - 4.9%	0.00 - 0.0%
Group 003	311,666.67 - 86.6%	25,833.33 - 7.2%	2,500.00 - 0.7%
Group 011	300,000.00 - 83.3%	5,000.00 - 1.4%	0.00 - 0.0%
Group 012	348,333.33 - 96.8%	9,166.67 - 2.5%	0.00 - 0.0%
Group 013	310,000.00 - 86.1%	15,000.00 - 4.2%	0.00 - 0.0%
Group 021	350,000.00 - 97.2%	10,000.00 - 2.8%	0.00 - 0.0%
Group 023	350,000.00 - 97.2%	0.00 - 0.0%	0.00 - 0.0%
Group 031	350,000.00 - 97.2%	0.00 - 0.0%	0.00 - 0.0%
Group 033	345,000.00 - 95.8%	2,500.00 - 0.7%	0.00 - 0.0%

This proposal was approved because consents from participants in each of the participating groups holding more than the required super-majority (75%) of the participating interests were received.

2. The proposal to approve the third-party portfolio transaction.

The results are as follows:

	FOR	AGAINST	ABSTAIN
Group 001	306,250.00 - 85.1%	48,750.00 - 13.5%	0.00 - 0.0%
Group 002	275,000.00 - 76.4%	50,833.33 - 14.1%	25,000.00 - 6.9%
Group 003	278,833.34 - 77.5%	42,833.33 - 11.9%	18,333.33 - 5.1%
Group 011	280,833.33 - 78.0%	22,500.00 - 6.3%	1,666.67 - 0.5%
Group 012	328,333.33 - 91.2%	16,666.67 - 4.6%	12,500.00 - 3.5%
Group 013	264,166.67 - 73.4%	37,500.00 - 10.4%	23,333.33 - 6.5%
Group 021	287,916.67 - 80.0%	53,333.33 - 14.8%	18,750.00 - 5.2%
Group 023	305,000.00 - 84.7%	38,333.33 - 10.6%	6,666.67 - 1.9%
Group 031	302,583.33 - 84.1%,	41,583.34 - 11.6%	5,833.33 - 1.6%
Group 033	310,000.00 - 86.1%.	25,000.00 - 6.9%	12,500.00 - 3.5%

This proposal was approved because consents from participants in each of the participating groups holding more than the required super-majority (75%) of the participating interests were received.

3. Proposal to consent to voluntary pro rata reimbursement for litigation and arbitration costs.

The results are as follows:

	FOR	AGAINST	ABSTAIN
Group 001	110,000.00 - 30.6%	240,000.00 - 66.7%	5,000.00 - 1.4%
Group 002	116,666.67 - 32.4%	209,166.66 - 58.1%	25,000.00 - 6.9%
Group 003	139,083.33 - 38.6%	189,250.00 - 52.6%	11,666.67 - 3.2%
Group 011	153,333.33 - 42.6%	135,000.00 - 37.5%	16,666.67 - 4.6%
Group 012	164,166.67 - 45.6%	184,999.99 - 51.4%	8,333.34 - 2.3%
Group 013	145,000.00 - 40.3%	146,666.67 - 40.7%	33,333.33 - 9.3%
Group 021	204,583.34 - 56.8%	142,916.66 - 39.7%	12,500.00 - 3.5%
Group 023	101,111.11 - 28.1%	221,388.88 - 61.5%	27,500.01 - 7.6%
Group 031	104,999.99 - 29.2%	218,333.35 - 60.0%	26,666.66 - 7.4%
Group 033	168,333.33 - 46.8%	164,166.67 - 45.6%	15,000.00 - 4.2%

This consent is binding on an individual basis on each participant that consented to the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

250 West 57th St. Associates L.L.C.

Date: July 5, 2013	By:	/s/ Mark Labell
		Name:	Mark Labell
		Title:	Senior Vice President – Finance
Malkin Holdings LLC, Supervisor*

*	The Company is a limited liability company supervised by Malkin Holdings LLC. Accordingly, this Form 8-K is being signed by a senior executive of Registrant’s supervisor.